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                                                                    EXHIBIT 10.2
                                                                    ------------



                                  NONQUALIFIED
                             STOCK OPTION AGREEMENT
                             ----------------------

          This Agreement, effective as of the 15th day of July, 1998 is made by and between Samsonite Corporation, a Delaware corporation (the "Company"), and Luc Van Nevel (the "Employee").

          The Company desires to grant to the Employee the right to acquire shares of common stock, par value $.01 per share of the Company ("Common Stock"), according to the terms and conditions provided herein, and thereby provide additional incentives to the Employee to increase the long-term value of the Company, and to further align the Employee's interests with those of the stockholders of the Company.

          This stock option is being awarded pursuant to the Company's FY 1999 Stock Award Program (the "Award Program"). It is contemplated that, under the Award Program, in addition to the present grant of stock options, certain additional target grants may be made in subsequent years. The stock options awarded in FY 1999 under the Award Program (including this stock option) are granted pursuant to the Company's 1995 Stock Option and Incentive Award Plan and future stock option grants, if any, will be made pursuant to the Company's FY 1999 Stock Option and Incentive Award Plan.

          In consideration of the promises and covenants contained in this Agreement, and other good valuable consideration, the Company and the Employee hereby agrees as follows:

          1.   CONFIRMATION OF GRANT OF OPTION.  Pursuant to a determination by
               -------------------------------
the compensation committee of the Board of Directors of the Company (the "Committee"), on July 15, 1998, and pursuant to the Company's 1995 Stock Option and Incentive Award Plan (the "1995 Plan"), the Company, subject to the terms and conditions of this Agreement and the 1995 Plan, hereby confirms that the Employee has been granted, effective July 15, 1998 (the "Date of Grant"), as a separate inducement and Agreement, and in addition to and not in lieu of salary or other compensation for services, the right to purchase from the Company an aggregate of 40,000 shares of Common Stock (the "Options"). The Options shall vest as provided in Section 4 hereof and shall be subject to adjustment as provided in Section 6 hereof.
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          2.   EXERCISE PRICE.  The initial exercise price per share (the
               --------------
"Exercise Price") for the Options shall be $9.375.

          3.   NON-TRANSFERABILITY OF  OPTIONS.  The Options may not be
               -------------------------------
assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way, and shall not be subject to execution, attachment or other process otherwise than by will or by the laws of descent and distribution. The Options may be exercised during the lifetime of the Employee only by the Employee.

          4.   TERM AND EXERCISE OF OPTIONS.  The Options shall remain
               ----------------------------
outstanding (subject to the vesting and exercisability provisions provided herein) for a period of ten (10) years beginning on the Date of Grant (the "Option Term"). Twenty percent (20.0%) of the Options shall vest on the Date of Grant and an additional twenty percent (20.0%) shall vest on each of the first, second, third and fourth anniversaries of the Date of Grant, so long as the Employee remains continually employed by the Company from the effective date of this Agreement through such date of vesting.

          Notwithstanding the above, the Options shall become fully vested and exercisable upon a Change in Control. Change of Control means (i) any sale, transfer or other conveyance (whether directly, or through a merger, consolidation or similar transaction), or series of related sales, transfers, or other conveyances, of the outstanding capital stock of the Company pursuant to which any person (or group of affiliated persons) other than an Excluded Person, becomes the beneficial owner of more than 50% of the outstanding Common Stock,
(ii) any sale, transfer or other conveyance of all or substantially all of the Company assets to any person (or group of affiliated persons) other than to an Excluded Person or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or nomination for election by the shareholders of the Company has been approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors of the Company. For the purposes of the foregoing definition, "Excluded Person" means and includes (A) Apollo Investment Fund, L.P. ("Apollo"), any of its affiliates, and, so long as Apollo or an affiliate of Apollo controls the right to vote the securities in question, any partner, shareholder or trustee of any of them, (B) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company and (C) the Company or any subsidiary of the Company.

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

          Except as otherwise provided in Section 5 hereof, Options that have vested shall be exercisable in whole or in part at any time, and from time to time, until the earlier to occur of the expiration of the Option Term and the expiration of ninety (90) days after the date of the termination of the Employee's employment with the Company. The Employee shall not have any right to dividends or any other rights of a stockholder of the Company with respect to any shares of Common Stock underlying the Options until such shares have been issued to him or her upon the exercise of the Options.

          5.   TERMINATION.  The Employee's rights with respect to the Options
               -----------
upon termination of his or her employment with the Company or death are as follows:

          (a)  Cause.  If the Employee is terminated from employment with the
               -----
Company or a subsidiary for Cause (as defined below), then all the Options (whether vested or unvested) shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of termination of employment.

          For purposes of this Agreement, the Company shall have "Cause" to terminate the Employee's employment upon (A) the engaging by the Employee in willful misconduct that is injurious to the Company or its subsidiaries, (B) the embezzlement or misappropriation of funds or property of the Company or its subsidiaries by the Employee or the conviction of the Employee of a felony or the entrance of a plea of guilty or nolo contendere by the Employee to a felony or (C) the willful failure or refusal by the Employee to substantially perform his or her duties or responsibilities that continues after being brought to the attention of the Employee (other than any such failure resulting from the Employee's incapacity due to disability). For purposes of this paragraph, no act, or failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by him or her, not in good faith, and without reasonable belief that his action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee established to administer the Plan in its sole discretion. Any such determination shall be final and binding on the Employee. The Employee will be provided promptly with the facts and circumstances which form the basis for termination for Cause, set forth in reasonable detail, in writing.

          (b)  Disability.  If the Employee is terminated from his or her employ
               ----------
ment with the Company or a subsidiary by reason of disability (as defined below), then all unvested Options shall automatically terminate and be canceled (without any action on the part of the Company) on the date of such termination. All Options that have vested prior to such date shall remain exercisable for a period of one year following such date.

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

          For the purposes of this Agreement, "disability" shall mean a disability that would qualify as such under the Company's then current long-term disability plan.

          (c)  Death.  If the Employee dies while employed by the Company or a
               -----
subsidiary, then all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of death. Following the Employee's death, his executors, administrators, legatees or distributees may exercise the Options that have vested prior to the date of death for a period of one year following the date of death.

          (d)  Termination After Certain Consolidations or Mergers.  If there
               ---------------------------------------------------
shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Common Stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the holders of the Common Stock of the Company outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the voting power of the common stock of the surviving corporation immediately after such consolidation or merger, and the Employee's employment is terminated by the Company other than for Cause or by the Employee for Good Reason, then all unvested Options shall automatically vest (without any action on the part of the Company) on the date of such termination.

          For purposes of this Agreement, Good Reason means, so long as the Employee has not been guilty of conduct constituting Cause, (i) failure by the Company or the surviving corporation to comply with or honor any material provisions of any employment agreement then in effect between the Company and the Employee or to continue to offer the Employee employment on terms and conditions no less favorable to the Employee than those in effect immediately prior to such consolidation or merger and such failure shall not have been cured within thirty (30) days after written notice of such failure has been given by the Employee to the Company or the surviving corporation, (ii) the assignment to the Employee by the Company or the surviving corporation of material duties inconsistent with the Employee's position, duties and responsibilities as in effect immediately prior to the date of such consolidation or merger, including, but not limited to, any material reduction in such position, duties or responsibilities or material change in title or (iii) a relocation by the Company or the surviving corporation of the Employee's office to a location which is outside of a 30 mile radius of the Executive's office immediately prior to the date of such consolidation or merger. Notwithstanding the foregoing, the Employee's termination shall not be deemed to be for Good Reason, unless the Employee gives written notice of termination to the Company or the surviving corporation no later than sixty (60) days from, as applicable, the date that the Company or the surviving corporation fails to cure under

(i) above, the assignment of duties under (ii) above and the date that the Employee is advised of the proposed relocation under (iii) above.

          (e)  Other Terminations of Employment.  If the Employee's employment
               --------------------------------
is terminated for any reason other than as set forth in Sections 5(a), (b), (c) and (d) all unvested Options shall automatically terminate and be cancelled (without any action on the part of the Company) on the date of such termination.

          6.   CERTAIN ADJUSTMENTS.  In the event that the Committee shall
               -------------------
determine that any dividend or other distribution (whether in the form of cash, Stock or other property), recapitalization, Stock split, reverse Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Employee with respect to the Options, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Common Stock or other property (including cash) that may thereafter be issued in connection with the Options, and (ii) the Exercise Price.

          7.   METHOD OF EXERCISE OF OPTIONS.    Subject to the terms and
               -----------------------------
conditions of this Agreement, the Options shall be exercisable by notice (an "Exercise Notice") and payment to the Company in accordance with the procedure set forth herein; provided, that the aggregate Exercise Price with respect to
                  --------
any one such exercise shall not be less than $10,000, unless such exercise represents an exercise of all Options that are vested and exercisable as of the date of such exercise. Partial shares may not be exercised. If the Employee fails to accept delivery of and pay for all or any part of the number of shares specified in the Exercise Notice upon tender or delivery thereof, his or her right to exercise the Options with respect to such undelivered shares may be terminated, in the sole discretion of the Committee.

          (a) Each Exercise Notice shall: (i) state the number of shares in respect of which the Options are being exercised, (ii) be accompanied by payment as provided in paragraph (c) below, and (iii) be signed by the person or persons entitled to exercise such Options. If such Options are being exercised by any person or persons other than the Employee, the Exercise Notice shall be accompanied by proof, satisfactory to the Company and its counsel, of the right of such person or persons to exercise such Options.

          (b) Payment of the Exercise Price and estimated taxes and fees shall be made by delivering to the Company any one, or a combination of, the following: (i) a certified or bank cashier's check payable to the Company or its order, or a wire transfer directly to an account specified by the Company, (ii) one or more certificates evidencing shares of Common Stock owned by the Employee immediately prior to such exercise, together with a duly executed stock power, having an aggregate Fair Market Value (as defined in the Plan) on the date on which the Exercise Notice is given equal to the aggregate Exercise Price and estimated taxes and fees or (iii) a copy of irrevocable instructions to a registered broker/dealer (which shall have been countersigned and agreed to by such registered broker/dealer) to promptly deliver to the Company an amount of proceeds from the sale of shares of Common Stock to be issued pursuant to the Options being exercised or of a loan made with respect to shares of Common Stock to be issued pursuant to the Options being exercised sufficient, in either case, to pay the Exercise Price ("Cashless Exercise"). All exercise instructions must be submitted by the Employee on designated Company forms or through designated Company computer programs (Company intranet processes).

          (c) The certificate or certificates representing shares of Common Stock to be issued upon exercise of the Options shall be registered in the name of the person or persons exercising such Options (or, if such Options are exercised by the Employee and if the Employee so requests in the applicable Exercise Notice, shall be registered in the name of the Employee and his or her spouse jointly, with the right of survivorship) but only upon compliance with all the provisions of this Agreement, and such certificate(s) shall be delivered within 10 days after receipt of payment and completion by the Employee; provided, that in case of clause (iii) of the first sentence of Section 7(c),
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the Company shall not be required to make delivery of the certificate(s) until payment is actually received from such broker/dealer.

          (d) The Company shall have no obligation to issue or deliver fractional shares of Common Stock upon exercise of the Options but may, in its sole discretion, elect to do so. In lieu of issuing any such fractional share, the Company shall pay to the person exercising the Options, promptly following such exercise, an amount in cash equal to the Fair Market Value of such fraction of a share on the date of exercise.

          8.   NO RIGHT TO CONTINUED EMPLOYMENT.  Nothing in this Agreement
               --------------------------------
shall confer upon the Employee the right to continue in the employ of the Company or to be entitled to any right or benefit not set forth in this Agreement or to interfere with or limit in any way the right of the Company to terminate the Employee's employment.

          9.   WITHHOLDING TAXES.  The Company shall have the right to require
               -----------------
the Employee (or such other person, if any, who has the right to exercise the Options) to pay to the Company in cash the amount of any federal, state, local and foreign income and other taxes that the Company may be required to withhold before delivering to the Employee (or such other person) a certificate or certificates represent ing shares of Common Stock issuable hereunder.

          10.  APPROVAL OF COUNSEL.  Any exercise of the Options and the
               -------------------
issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval, by the Company's counsel, of all legal matters in connection therewith, including compliance with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, the requirements of any stock exchange upon which the Common Stock may then be listed and any applicable state securities or "blue sky" laws.

          11.  NON-COMPETITION.  Employee agrees that during employment with the
               ---------------
Company, and for a period of one year thereafter, Employee shall not, directly or indirectly, as a principal, officer, director, employee, or in any other capacity whatsoever, without prior written consent of the Company, engage in any activity with, or provide services to, any person or entity engaged in, or about to engage in, any business activity that is competitive with the business then engaged in by the Company, in the geographic areas within which Employee's work has been concerned during the twelve months preceding the termination Employee's employment with the Company.

          However, nothing in this Agreement shall prevent Employee from making or holding any investment in any amount in securities of a competitive business traded on a national securities exchange or traded in the over the counter market, provided said investments do not exceed one percent (1%) of the issued and outstanding stock of any such competitive business.

          Employee acknowledges and agrees that (1) breach of this Section 11 is appropriately remedied by injunctive relief, including interim or temporary relief, and Employee hereby consents thereto; and (2) the Company may refuse to allow the exercise of any otherwise vested Options in the event of an alleged breach of Employee of this Section 11, and such Options shall be terminated and canceled upon determina tion of such breach; and (3) the Company is not liable for the gain or loss by the Employee due to the increase or decrease of the Fair Market Value of the Company stock during period in which the Company may have refused to accept exercise instructions pending final determination of the Employee's breach of this Agreement.

          12.  NOTICES.  For the purposes of this Agreement, notices, demands
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and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given (i) when hand delivered, (ii) when sent, if sent by overnight mail, overnight courier or facsimile transmission or
(iii) (unless otherwise
specified) when mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

          Samsonite Corporation
          11200 East Forty-Fifth Avenue
          Denver, Colorado 80239-3018
          c/o General Counsel

with a copy to each member of the Committee who is not an officer or an employee of the Company, at the Company's address, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          All notices to the Employee or other person or persons then entitled to exercise the Options shall be addressed to the Employee or such other person or persons at the then current address of the Employee contained in the employee payroll records of the Company.

          Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect.

          13.  BENEFITS OF AGREEMENT.  This Agreement shall inure to the benefit
               ---------------------
of and be binding upon each successor and assign of the Company. All obligations imposed upon the Employee and all rights granted to the Company under this Agreement shall be binding upon the Employee and, to the limited extent set forth herein, the Employee's heirs, legal representatives and successors. No other person shall have any rights under this Agreement.

          14.  SEVERABILITY.  If any one or more provisions of this Agreement is
               ------------
deemed to be illegal or unenforceable, such illegality or un-enforceability shall not affect the validity or enforceability of the remaining legal and enforceable provisions herein, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

          15.  ENTIRE AGREEMENT.  This Agreement contains the entire
               ----------------
understanding and agreement between the parties hereto, and supersedes all prior understandings and agreements between them respecting the subject matter hereof. The provisions of this Agreement may not be modified, waived nor discharged unless such waiver, modification or discharge is agreed to in writing, signed by the parties hereto.

          16.  WAIVER.  No waiver by either party hereto, at any time, of any
               ------
breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by such other party, shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          17.  GOVERNING LAW.  This Agreement shall be construed and governed in
               -------------
accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

          18.  INCORPORATION BY REFERENCE.  The incorporation herein of any
               --------------------------
terms, by reference to another document, shall not be affected by the termination of any agreement contained in such other document, nor by the invalidity of any provision hereof.

          19.  TIME PERIODS.  Any action required to be taken under this
               ------------
Agreement within a certain number of days shall be taken within that number of calendar days; provided, that if the last day for taking such action falls on a
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weekend or a holiday, the period during which such action may be taken shall be automatically extended to the next business day.

          20.  COUNTERPARTS.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original, but both of which together shall constitute one and the same instrument.

          21.  MISCELLANEOUS.  Employee agrees to abide by the laws and
               -------------
regulations governing Insider Trading, the terms of this Stock Option Agreement, and the policies and decisions of the management of the Company in all matters concerning this stock option grant July 15, 1998 and acknowledges receipt of the following documents:

          Received Documents:
               a. Stock Option Agreement
               b. Stock Option Questions & Answers
               c. Avoiding Insider Trading Brochure


UNDERSTOOD AND AGREED TO:

Employee:



/s/ Luc Van Nevel
-----------------
(Signature)



SAMSONITE CORPORATION



By: /s/ Thomas R. Sandler
    ---------------------
     Name:   Thomas R. Sandler
     Title:  President,  Samsonite-The Americas

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